BLACKROCK CASH FUNDS: TREASURY

(the “Fund”)

Supplement dated July 28, 2015 to the Statements of Additional Information

of the Fund, dated April 30, 2015

The Board of Trustees of BlackRock Funds III (the “Board”), on behalf of the Fund, has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. The Board has also approved an amended investment objective for the Fund. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Fund’s Statements of Additional Information are amended as follows:

The sixth and seventh paragraphs of the section entitled “Investment Restrictions—Non-Fundamental Investment Restrictions of the Funds” are deleted in their entirety and replaced with the following:

BlackRock Cash Funds: Treasury has adopted the following investment restriction as an additional non-fundamental policy:

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury, and repurchase agreements secured by such obligations or cash.

The third paragraph of the section entitled “Investment Risks” is deleted entirety and replaced with the following:

BlackRock Cash Funds: Treasury invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury, and repurchase agreements secured by such obligations or cash. Practices described below relating to illiquid securities, investment company securities, loans of portfolio securities and repurchase agreements also apply to BlackRock Cash Funds: Treasury.

Shareholders should retain this Supplement for future reference.

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